Semiannual Report
Summit
Municipal
Funds
April 30, 1997

T. Rowe Price
Report Highlights

o Strong economic growth and rising interest rates led to modest returns for tax-exempt securities.

o A tighter monetary policy in March resulted in a flattening of the yield curve, as yields on shorter-term securities rose more than those on long-term bonds.

o The municipal market was also affected by increased issuance of general obligation bonds and a decrease of similar size in the issuance of lower-quality revenue bonds.

o All three Summit Municipal Funds turned in performances exceeding their peer group averages for the six-month period ended April 30, 1997.

o We believe interest rates in the near term will remain within their ranges of the past year and expect long-term municipal bonds to continue to generate moderate returns.

Fellow Shareholders

Your funds registered positive returns during the past six months, despite rising interest rates from a strengthening economy. Municipal returns generally exceeded those of their taxable counterparts as yields rose less in the tax-exempt sector of the fixed income market. All three funds outperformed their respective peer groups during the 6- and 12-month periods.

MARKET ENVIRONMENT

Over the last six months, the economy developed considerable momentum. Consumer sentiment reached unusually high levels, and household spending on durable goods surged. Final demand pushed GDP to an annualized rate of 3.8% in the fourth quarter and 5.6% in the first quarter of 1997, roughly double the trend rate of economic growth since the current expansion began in 1991. Evidence of strong growth caused the Federal Reserve Board to tighten monetary policy in late March by raising the target for the federal funds rate from 5.25% to 5.50%.

The Treasury market reacted in textbook fashion with a flattening of the yield curve. A flattening occurs when the difference between long-term and short-term yields narrows. For instance, at the beginning of the period investors earned an additional 60 basis points by extending maturities from five to 30 years. This spread declined to 30 basis points by the end of April (100 basis points equal one percent). As shorter-maturity bond yields are pushed up by the Fed, long-term bond yields rise less because investors believe the Fed will ultimately slow the economy enough to keep inflation in check and cause rates to fall.

Chart 1 - Municipal Bond and Note Yields chart.

The municipal yield curve also flattened, as can be seen in the chart on page
1. The one-year note yield rose 25 basis points from 3.7 to 3.95%, while the 30-year general obligation bond yield moved up only 10 basis points. The worst-performing part of the municipal market was the five-year sector, where the yield increased 40 basis points.

Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded.

In addition to the Fed tightening, the municipal curve was influenced by the type and structure of new issues that came to market. While overall issuance was down moderately in the first four months of the year, the total number included a 14% increase in general obligation bonds and a 15% reduction in revenue bonds. New issues of general obligation bonds are typically structured with level debt, meaning the same number of bonds mature each year. Revenue bonds typically have ascending amounts maturing each year, with the majority of the bonds issued in 20- and 30-year "term" maturities. The heavy issuance of general obligations put supply pressure on the five-year sector of the market, while the lack of revenue bond issuance caused the long end of the municipal market to outperform Treasury bonds.

Supply also influenced credit spreads during the last six months. The lack of higher-yielding revenue bonds caused yield differentials between lower- and higher-quality debt to narrow. Spreads have also been influenced by the length of the current economic expansion. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. During the first quarter of the year, we saw some weaker credits in the airline industry strengthen, and New York City, a major municipal bond issuer, announced a revenue surplus for the current fiscal year - its first in several years.

Summit Municipal Money Market Fund

The overall investment strategy discussed below helped your fund outperform its peer group average during both the 6- and 12-month periods ended April 30.

Performance Comparison

Periods Ended 4/30/97              6 Months  12 Months
________________________________________________________

Municipal Money Market Fund            1.59%      3.22%

Lipper Tax-Exempt Money
Market Funds Average                   1.44       2.93

Despite a vigilant Fed with a bias toward curbing future inflation, yields in the short-term tax-exempt market rose in a calm and measured fashion in recent months. Strong cash flows into money funds, coupled with modest new issue supply, supported the market and helped temper volatility.

On April 30, 1997, yields on 30-day to one-year securities were 20 to 30 basis points higher than at the end of the fiscal year in October. However, the average yields over the period were only slightly changed from the prior six months. Similarly, the yield spread between the shortest and longest maturities in this market remained relatively constant over the past 12 months.

Underscoring the relative stability of the tax-exempt money market sector was the yield relationship between short-term tax-exempt and taxable securities, which averaged between 63% and 67% over the past six months compared to 64% and 69% during the previous six-month period. The lower percentage relationship illustrates that tax-exempt securities outperformed their taxable counterparts.

Your fund ended the period with a weighted average maturity of 48 days, close to the 51 days of a year ago but down significantly from 78 days at fiscal year-end. Our maturity posture was seven days longer than that of our peer group average compared with 24 days longer at the end of last October. This shift in strategy was a direct result of our outlook for Federal Reserve policy. During the latter part of 1996, we felt reasonably confident that the Federal Reserve was in a wait-and-see mode and took advantage of the positively shaped yield curve by extending maturities to pick up additional return. Six months later, following a 25-basis-point tightening in March, tighter labor markets, explosive first quarter growth, and ample hints from Chairman Greenspan about possible tightening, we are less willing to deviate far from our peers.

Aside from maturity strategy, the fund continued to maintain a high level of holdings subject to the alternative minimum tax, which generally provide an additional 10 to 15 basis points more in yield; our current exposure is 63% of net assets, up from 53% a year ago. Finally, we focused on fine-tuning our variable rate note positions more frequently, as their yields vacillated in a very broad range over the past year. Our exposure to variable rate notes wavered between 42% and 64% of the portfolio, increasing when yields were high and decreasing when strong demand drove yields lower.

Summit Municipal Intermediate Fund

The combination of strategies detailed below, plus your fund's relatively low expense ratio, enabled us to surpass the average returns of our peer group during the latest 6- and 12-month periods.

Performance Comparison

Periods Ended 4/30/97              6 Months  12 Months
________________________________________________________

Municipal Intermediate Fund            1.91%      5.93%

Lipper Intermediate Municipal
Debt Funds Average                     1.55       4.97

During the last six months, we reduced your fund's exposure to changes in interest rates. By shortening fund duration (a measure of a bond or bond fund's sensitivity to changes in rates) from a slightly long 5.7 years to a defensive 4.9 years, we positioned the fund so that its share price will change less as rates move up or down. We took this step to reduce market risk at a time when yields had moved to relatively low levels and economic growth was rapidly expanding.

In January we reduced our holdings of 5- to 10-year maturities and held on to bonds maturing in 15 years. This type of strategy is advantageous when the yield curve is flattening, since short-term rates tend to rise more than long-term rates. Recently, we began to reverse this structure, selling 15-year bonds and increasing our holdings of five-year securities because of their relative attractiveness.

The most significant changes in credit allocations included an increase in our holdings of general obligation bonds, where increased supply led to higher yields in this sector. We also raised the fund's exposure slightly to hospital, lease, and life care revenue bonds. The net result of our purchases left the portfolio's overall credit quality unchanged.

Summit Municipal Income Fund

Our investment strategies described in detail below, combined with the benefits of our fundamental research and relatively low expense ratio, produced superior results relative to our peer group for both the 6- and 12-month periods ended April 30.


Performance Comparison

Periods Ended 4/30/97              6 Months  12 Months
_______________________________________________________

Municipal Income Fund                  2.68%      8.39%

Lipper General Municipal
Debt Funds Average                     1.68       6.13

Over the year, our primary investment focus has been on identifying sectors and individual securities with attractive credit outlooks and reasonable valuations. We maintained the average quality of the fund at an A rating and held approximately 30% of fund assets in the medium- (BBB) and lower-quality sectors of the market. This credit strategy enabled the fund to benefit from narrowing credit spreads, as the prices of medium- and lower-quality bonds performed better than their higher-quality counterparts. Also, the overall impact of using lower-rated bonds in combination with high-quality securities was an improvement in the risk/return relationship of the entire pool of assets.

Additionally, we increased the fund's holdings of higher-coupon housing bonds late last year in an effort to improve yield and reduce price fluctuation. These bonds don't move up or down in value as much as the general bond market when interest rates fluctuate, and they were particularly beneficial to fund performance when interest rates rose from December 1996 through March 1997.

In a similar fashion, over the last six months we generally kept the weighted average maturity and duration of the fund in a range designed to perform well in a stable to modestly higher interest rate environment. Only recently did we move to longer maturities as interest rates moved up again.

Chart 2 - A pie chart showing diversification of assets by credit quality as of 4/30/97.

OUTLOOK

Tight credit spreads have not caused us to liquidate our positions in lower-rated securities. Rather, we are maintaining our holdings of seasoned issues that we believe have stable to improving credit trends and are being extremely selective on new project financings.

In general, we expect issuance to pick up in coming months due to seasonal borrowing patterns, the relatively strong financial condition of municipal issuers, and reasonable borrowing costs. New issuance of revenue bonds with long maturities should increase relative to the above-average issuance of general obligation securities with shorter maturities that we saw during the first four months of 1997.

The economy is now in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, surging growth prompted the Federal Reserve to initiate a preemptive tightening in monetary policy. We cannot rule out further tightening at this time, but the combination of a balanced budget agreement, continuing low inflation, and preliminary signs of slowing growth lead us to believe that rates in the near term should remain within the range established during the past year. As a result, we would expect each fund's return generally to reflect its average coupon.

As always, we appreciate your confidence in T. Rowe Price.

Respectfully submitted,
William T. Reynolds
Director, Fixed Income Division

Mary J. Miller
Director, Municipal Bond Department
May 20, 1997

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Key statistics


                                 10/31/96        4/30/97

Summit Municipal Money Market Fund
__________________________________________________________

Price Per Share                   $  1.00        $  1.00

Dividends Per Share

     For 6 months                   0.016          0.016

     For 12 months                  0.032          0.032

Dividend Yield (7-Day
     Compound) *                     3.29%          3.89%

Weighted Average Maturity
     (days)                            78             48

Weighted Average Quality **    First Tier        First Tier

Summit Municipal Intermediate Fund
____________________________________________________________
Price Per Share                   $ 10.22        $ 10.17

Dividends Per Share

     For 6 months                    0.24           0.24

     For 12 months                   0.48           0.48

Dividend Yield *

     For 6 months                    4.82%          4.88%

     For 12 months                   4.87           4.93

Weighted Average Maturity
     (years)                          9.1            7.9

Weighted Average Effective
     Duration (years)                 5.7            4.9

Weighted Average Quality ***          AA-            AA-

T. Rowe Price Summit Municipal Funds

Key statistics
                                 10/31/96        4/30/97

Summit Municipal Income Fund
_________________________________________________________

Price Per Share                   $  9.97        $  9.96

Dividends Per Share

     For 6 months                    0.27           0.28

     For 12 months                   0.54           0.55

Dividend Yield *

     For 6 months                    5.60%          5.62%

     For 12 months                   5.63           5.69

Weighted Average Maturity
     (years)                        20.69          19.37

Weighted Average Effective
     Duration (years)                8.09           8.18

Weighted Average Quality ***            A              A

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

Portfolio Highlights

Sector Diversification
                               Percent of     Percent of
                               Net Assets     Net Assets
                                 10/31/96        4/30/97

Summit Municipal Money Market Fund
__________________________________________________________

Industrial and Pollution
    Control Revenue                    16%            20%

General Obligation - State              9             15

Air and Sea Transportation
    Revenue                            18             14

Housing Finance Revenue                 8              9

Escrowed                                -              8

Educational Revenue                     7              7

General Obligation - Local             10              6

Electric Revenue                       12              6

Prerefunded Bonds                       4              6

Other Revenue                           4              3

Lease Revenue                           3              3

All Other                               9              4

Other Assets Less Liabilities           -             -1
_________________________________________________________

Total                                 100%           100%

Summit Municipal Intermediate Fund
_________________________________________________________

General Obligation - State              8%            12%

Air and Sea Transportation Revenue14             10


Lease Revenue                           6              9

Solid Waste Revenue                    12              9

Industrial and Pollution
    Control Revenue                     1              8

Water and Sewer Revenue                 5              8

Nuclear Revenue                        12              7

Hospital Revenue                        7              7

Prerefunded Bonds                       5              6

Housing Finance Revenue                10              5

Dedicated Tax Revenue                   5              4

General Obligation - Local              3              4

Electric Revenue                        1              3

Educational Revenue                     4              2

Life Care and Nursing Home
    Revenue                             1              2

All Other                               6              3

Other Assets Less
    Liabilities                         -              1
_________________________________________________________

Total                                 100%           100%

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Sector Diversification
                               Percent of     Percent of
                               Net Assets     Net Assets
                                 10/31/96        4/30/97

Summit Municipal Income Fund
________________________________________________________

Hospital Revenue                       23%            21%

Housing Finance Revenue                18             15

Industrial and Pollution
    Control Revenue                    10             10

Life Care and Nursing
    Home Revenue                        5              6

General Obligation - Local              7              6

Nuclear Revenue                         7              6

Lease Revenue                           2              6

Electric Revenue                        2              5

Solid Waste Revenue                     3              5

Air and Sea Transportation
    Revenue                             7              5

Water and Sewer Revenue                 6              5

Dedicated Tax Revenue                   2              3

General Obligation - State              2              3

Educational Revenue                     4              3

Ground Transportation Revenue           4              2

Other Revenue                           2              2

Other Assets Less Liabilities          -4             -3
_________________________________________________________

Total                                 100%           100%

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - SumMuni Money Market Fund
Chart 4 - SumMuni Intermediate Fund
Chart 5 - SumMuni Income Fund

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                          Since Inception
Periods Ended
4/30/97              1 Year  3 Years  Inception      Date
_________________________________________________________
Summit Municipal
    Money Market
    Fund               3.22%    3.25%      3.08% 10/29/93

Summit Municipal
    Intermediate
    Fund               5.93     6.47       5.31  10/29/93

Summit Municipal
    Income Fund        8.39     7.70       5.48  10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Market Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price Summit Municipal Money Market Fund
Unaudited

Financial Highlights

           For a share outstanding throughout each period

                      6 Months      Year           10/29/93
                         Ended     Ended                 to
                       4/30/97  10/31/96  10/31/95 10/31/94

NET ASSET VALUE

Beginning of period  $   1.000  $  1.000  $  1.000 $  1.000

Investment activities
    Net investment
    income               0.016     0.032     0.035    0.023

Distributions
    Net investment
    income              (0.016)   (0.032)   (0.035)  (0.023)

NET ASSET VALUE

End of period        $   1.000  $  1.000  $  1.000 $  1.000

Ratios/Supplemental Data

Total return             1.59%     3.28%     3.53%    2.35%

Ratio of expenses
    to average
    net assets           0.45%!    0.45%     0.45%    0.45%!

Ratio of net
    investment
    income to
    average net
    assets               3.19%!    3.23%     3.48%    2.56%!

Net assets, end
    of period(in
    thousands)       $ 111,744  $ 96,264  $ 77,958 $ 42,592

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Summit Municipal Intermediate Fund

Unaudited

             For a share outstanding throughout each period

Financial Highlights
                      6 Months      Year           10/29/93
                         Ended     Ended                 to
                       4/30/97  10/31/96  10/31/95 10/31/94

NET ASSET VALUE

Beginning of period  $   10.22  $  10.17  $   9.59 $  10.00

Investment activities
    Net investment
      income              0.24      0.48      0.48     0.43

    Net realized and
      unrealized
      gain (loss)        (0.05)     0.05      0.58    (0.41)

    Total from
      investment
      activities          0.19      0.53      1.06     0.02

Distributions

    Net investment
      income             (0.24)    (0.48)    (0.48)   (0.43)

NET ASSET VALUE

End of period        $   10.17  $  10.22  $  10.17 $   9.59

Ratios/Supplemental Data

Total return             1.91%     5.39%    11.39%    0.18%

Ratio of expenses
    to average net
    assets               0.50%!    0.50%     0.50%    0.50%!

Ratio of net
    investment
    income to average
    net assets           4.81%!    4.77%     4.93%    4.50%!

Portfolio turnover
    rate                 50.7%!    72.9%     86.1%   157.5%!

Net assets, end of
    period(in
    thousands)       $  37,012  $ 29,175  $ 22,145 $ 13,309

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund

Unaudited

    For a share outstanding throughout each period

Financial Highlights

                      6 Months      Year           10/29/93
                         Ended     Ended                 to
                       4/30/97  10/31/96  10/31/95 10/31/94
NET ASSET VALUE

Beginning of period  $    9.97  $   9.84  $   9.08 $  10.00

Investment activities
    Net investment
      income              0.28      0.54      0.54     0.50

    Net realized and
      unrealized
      gain (loss)        (0.01)     0.13      0.76    (0.92)

    Total from
      investment
      activities          0.27      0.67      1.30    (0.42)

Distributions

    Net investment
      income             (0.28)    (0.54)    (0.54)   (0.50)

NET ASSET VALUE

End of period        $    9.96  $   9.97  $   9.84 $   9.08

Ratios/Supplemental Data

Total return             2.68%     7.04%    14.68%  (4.38)%

Ratio of expenses
    to average
    net assets           0.50%!    0.50%     0.50%    0.50%!

Ratio of net
    investment
    income to average
    net assets           5.55%!    5.51%     5.68%    5.23%!

Portfolio turnover
    rate                 42.3%!    56.7%     73.7%   161.1%!

Net assets, end
    of period(in
    thousands)       $  20,062  $ 15,909  $ 11,108 $  6,453

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Money Market Fund

Unaudited

April 30, 1997

Statement of Net Assets

                                           Par      Value

                                             In thousands

ALASKA  3.1%

Alaska Industrial Dev.
    and Export Auth.
      Healy Clean Coal
      VRDN (Currently 4.55%) *         $ 3,500   $  3,500

Total Alaska (Cost  $3,500)                         3,500

ARIZONA  0.5%

Arizona Transportation
    Board
      Maricopa County
         Regional Area Road Fund
         6.80%, 7/1/97
         (MBIA Insured)                    500        503

Salt River, Agricultural
    Improvement and Power Dist.
      7.875%, 1/1/28
      (Prerefunded 1/1/98!)                 70         73

Total Arizona (Cost  $576)                            576

CALIFORNIA  7.9%

California, GO, RAN, 4.50%,
    6/30/97                              3,700      3,704

Oakland
    COP, VRDN (Currently 4.15%)          3,100      3,100

    GO, TRAN, 4.75%, 6/30/97             1,000      1,002

San Luis Obispo County, GO,
    TRAN, 4.50%, 7/8/97                  1,000      1,001

Total California (Cost  $8,807)                     8,807

COLORADO  0.7%

Colorado, GO, TRAN, 4.50%, 6/27/97         750        751

Total Colorado (Cost  $751)                           751

CONNECTICUT  0.1%

Connecticut, Transportation
    Infrastructure
      7.20%, 2/15/04
      Prerefunded 2/15/98!)                150        157

Total Connecticut (Cost  $157)                        157

DELAWARE  0.1%

Delaware, Capital Appreciation,
    GO, 6.80%, 5/1/97                  $   150   $    150

Total Delaware (Cost  $150)                           150

DISTRICT OF COLUMBIA  0.2%

Metropolitan Washington D.C.
    Airport Auth.
      5.40%, 10/1/97
      (MBIA Insured) *                     200        201

Total District of Columbia
    (Cost  $201)                                      201

FLORIDA  2.1%

Broward County
    Environmentally Sensitive
      Lands
      6.90%, 7/1/09
      (Prerefunded 7/1/97!)                 50         51

    Water and Sewer, 7.50%, 10/1/18
      (AMBAC Insured)
      (Prerefunded 10/1/97!)               200        207

Dade County, Water and Sewer
      4.50%, 10/1/97 (FGIC Insured)        500        502

Florida Board of Ed.
    Capital Outlay, Public Ed.

      5.50%, 6/1/97 (Escrowed
         to Maturity)                       25         25

      6.00%, 5/1/97 (Escrowed
         to Maturity)                      100        100

      7.00%, 6/1/97 (Escrowed
         to Maturity)                      165        166

    GO, 5.125%, 6/1/97                     200        200

Greater Orlando Aviation Auth.,
    Orlando Airport Fac.
      7.30%, 10/1/97 (AMBAC
      Insured) *                           175        177

Jacksonville Electric Auth.
      3.90%, 10/1/97                       400        400

    St. John River Power Park

      4.00%, 10/1/97                       250        251

      9.60%, 10/1/97                       220        225

Orlando Utilities Commission
    Water and Electric
      9.30%, 10/1/97
      (Escrowed to Maturity)                25         26

Total Florida (Cost  $2,330)                        2,330

GEORGIA  5.1%

Cobb and Marietta Counties,
    Water
      9.20%, 5/1/97 (Escrowed
      to Maturity)                     $    50   $     50

Cobb County, GO, 4.25%, 1/1/98             475        477

Dalton Dev. Auth., Hamilton
    Health Care
      3.65%, 8/15/97 (MBIA Insured)        375        375

Georgia, GO, 6.75%, 9/1/97                 300        303

Georgia Municipal Electric Auth.,
     Power
      7.90%, 1/1/01 (Prerefunded
         1/1/98!)                           50         52

Savannah Economic Dev. Auth.,
    Home Depot
      VRDN (Currently 4.70%) *           4,400      4,400

Total Georgia (Cost  $5,657)                        5,657

HAWAII  0.1%

Honolulu City and County
      6.20%, 12/1/97
      (Escrowed to Maturity)               100        101

Total Hawaii (Cost  $101)                             101

IDAHO  0.9%

Idaho, GO, TAN, 4.50%, 6/30/97           1,000      1,001

Total Idaho (Cost  $1,001)                          1,001

ILLINOIS  5.2%

Illinois, GO, 4.20%, 6/1/97                500        500

Illinois Student Assistance
    Commission
      Student Loan, VRDN
         (Currently 4.60%)               1,000      1,000

Lake County Water and Sewer,
    W. W. Grainger, Inc.
      VRDN (Currently 4.80%) *           1,500      1,500

Southwestern Illinois Dev. Auth.
    Environmental Improvement,
      Shell Oil
      VRDN (Currently 4.10%)*            1,100      1,100

    Solid Waste Disposal, Shell
      Oil, Wood River
      VRDN (Currently 4.10%) *           1,700      1,700

Total Illinois (Cost  $5,800)                       5,800

INDIANA  4.5%

Petersburg, Solid Waste Disposal
    Indianapolis Power and Light
      VRDN (Currently 4.70%) *         $ 5,000   $  5,000

Total Indiana (Cost  $5,000)                        5,000

KANSAS  2.0%

Butler County, Solid Waste
    Disposal Fac., Texaco
      VRDN (Currently 4.15%) *             900        900

Wyandotte County Capital
    Improvement Corp.
    Criminal Justice Complex, COP
      7.875%, 9/1/07
      (Prerefunded 9/1/97!)              1,300      1,344

Total Kansas (Cost  $2,244)                         2,244

KENTUCKY  0.8%

Carroll County, Solid Waste
    Disposal Fac.
    Kentucky Utilities
      VRDN (Currently 4.15%) *             200        200

Jefferson County, PCR,
    Louisville Gas and Electric
      TECP, 3.50%, 5/23/97                 350        350

Kentucky Turnpike Auth.,
    Resource Recovery
      13.125%, 7/1/09
      (Prerefunded 7/1/97!)                405        411

Total Kentucky (Cost  $961)                           961

LOUISIANA  2.6%

Lake Charles Harbor and Terminal
    Dist., PCR, Conoco
      VRDN (Currently 4.15%) *             400        400

Louisiana Recovery Dist., Sales Tax
    3.90%, 7/1/97 (FGIC Insured)
      (Escrowed to Maturity)               150        150

New Orleans Int'l. Airport
    8.875%, 8/1/17 (FGIC Insured)
      (Prerefunded 8/1/97!) *              500        516

Plaquemines Parish, The British
    Petroleum Co.
      VRDN (Currently 4.15%) *         $ 1,500   $  1,500

Saint Charles Parish, PCR,
    Shell Oil
      VRDN (Currently 4.10%) *             300        300

Total Louisiana (Cost  $2,866)                      2,866

MARYLAND  1.8%

Anne Arundel County, GO,
    6.40%, 6/1/97                          100        100

Carroll County, County
    Commissioners
      Consolidated Public
         Improvement, GO
         5.90%, 11/1/97                     50         51

Howard County, GO, 5.30%, 8/15/97           60         60
    Maryland, GO

      3.50%, 8/1/97                        300        300

      5.80%, 7/15/97                       100        100

      6.50%, 10/15/97                       10         10

Maryland DOT

      4.50%, 7/15/97                        50         50

      6.40%, 7/15/97                       350        352

      7.00%, 7/1/01
         (Prerefunded 7/1/97!)              50         51

Maryland HHEFA
    Howard County General Hosp.
      7.00%, 7/1/17 (Prerefunded
         7/1/97!)                           35         36

      Memorial Hosp. of Cumberland
         9.25%, 7/1/17 (Prerefunded
         7/1/97!)                           50         51

Montgomery County, GO
      7.20%, 7/1/05 (Prerefunded
         7/1/97!)                           15         15

Prince Georges County, GO
      6.90%, 9/1/99 (Prerefunded
         9/1/97!)                          250        258

Washington Suburban Sanitary
    Dist., GO

      5.50%, 6/1/97                        450        451

      7.50%, 12/1/09
         (Prerefunded 12/1/97!)            100        104

Total Maryland (Cost  $1,989)                       1,989

MASSACHUSETTS  0.1%

Boston, GO, 6.75%, 2/1/98
    (AMBAC Insured)                    $   100   $    102

Total Massachusetts (Cost  $102)                      102

MICHIGAN  5.0%

Detroit School Dist., Wayne
    County School Aid
    GO, RAN, 4.50%, 5/1/97               2,000      2,000

Michigan, GO, TAN, 4.50%, 9/30/97        1,000      1,004

Univ. of Michigan, Medical
    Service Plan
      VRDN (Currently 4.00%)               100        100

Wayne/Charter County Airport
    Detroit Metropolitan Airport
      VRDN (Currently 4.50%) *           2,500      2,500

Total Michigan (Cost  $5,604)                       5,604

MINNESOTA  0.2%

Minnesota, GO

      6.50%, 8/1/97                         40         40

      6.60%, 8/1/97                        140        141

Total Minnesota (Cost  $181)                          181


MISSISSIPPI  1.4%

Jackson County Industrial Sewage
    Fac., Chevron
      VRDN (Currently 4.10%) *           1,000      1,000

Mississippi, GO, 4.50%, 12/1/97            590        593

Total Mississippi (Cost  $1,593)                    1,593

MISSOURI  0.1%

Missouri, Fourth State Building,
    GO, 6.00%, 8/1/97                      150        151

Total Missouri (Cost  $151)                           151

MONTANA  0.1%

Montana Highway Dept.
    7.20%, 7/1/05 (Prerefunded
      7/1/97!)                             100        103

Total Montana (Cost  $103)                            103

NEW HAMPSHIRE  0.7%

New Hampshire HHEFA, Dartmouth
    College
      3.75%, 6/1/97                    $   765   $    765

Total New Hampshire (Cost  $765)                      765

NEW JERSEY  0.6%

New Jersey Health Care Fac.
    Fin. Auth.
      Atlantic City Medical
         Center
         7.60%, 8/1/98
         (Prerefunded 2/1/98!)             160        167

St. Peter's Medical Center
      6.30%, 7/1/18 (Prerefunded
      7/1/97!)                              70         70

New Jersey Transportation Trust
    Fund Auth.

      3.70%, 6/15/97
         (Escrowed to Maturity)            300        300

      5.00%, 12/15/97
         (Escrowed to Maturity)            100        101

Total New Jersey (Cost  $638)                         638

NEW MEXICO  4.7%

Albuquerque, Airport, VRDN
    (Currently 4.50%) *                  5,300      5,300

Total New Mexico (Cost  $5,300)                     5,300

NORTH CAROLINA  0.9%

Charlotte, Water and Sewer
    6.75%, 6/1/97 (Escrowed
      to Maturity)                         100        100

North Carolina, GO, 6.25%,
    5/1/97                                 100        100

North Carolina Medical Care
    Commission
      Carolina Medicorp.
         7.875%, 5/1/15
         (Prerefunded 5/1/97!)             115        118

North Carolina Municipal
    Power Agency
      Catawba Electric
         7.875%, 1/1/19 (Prerefunded
         1/1/98!)                          100        105

         7.625%, 1/1/14 (AMBAC Insured)
         (Prerefunded 1/1/98!)             120        125

Winston Salem, GO, 6.50%, 6/1/97       $   500   $    501

Total North Carolina (Cost  $1,049)                 1,049

OHIO  3.3%

Cleveland State Univ., 3.90%,
    6/1/97
    (AMBAC Insured)                        165        165

Cleveland Water Works, First
    Mortgage
      4.40%, 1/1/98 (MBIA Insured)         500        502

Ohio Housing Fin. Agency, 4.00%,
      8/13/97 *                          3,000      3,000

Total Ohio (Cost  $3,667)                           3,667

OKLAHOMA  0.2%

Grand River Dam Auth.

      6.60%, 6/1/99 (Prerefunded
         6/1/97!)                          100        102

      7.00%, 6/1/10 (Prerefunded
         6/1/97!)                          120        123

Total Oklahoma (Cost  $225)                           225

PENNSYLVANIA  5.4%

Pennsylvania, GO, TAN, 4.50%,
    6/30/97                              1,000      1,001

Pennsylvania Higher Ed. Fac.
    Auth.
      Student Loan
         VRDN (Currently 4.60%) *        5,000      5,000

Total Pennsylvania (Cost  $6,001)                   6,001

SOUTH DAKOTA  2.8%

South Dakota HDA
    Homeownership Mortgage

      3.75%, 11/13/97                    1,000      1,000

      4.25%, 5/1/97 *                    1,750      1,750

      4.90%, 5/1/97                        400        400

Total South Dakota (Cost  $3,150)                   3,150

TENNESSEE  2.7%

Tennessee HDA
    Homeownership

      3.75%, 2/19/98 *                 $ 1,000   $  1,000

      3.85%, 5/29/97 *                   2,000      2,000

Total Tennessee (Cost  $3,000)                      3,000

TEXAS  14.5%

Corpus Christi, 7.60%, 11/1/99
      (Prerefunded 11/1/97!)               195        199

Gulf Coast Waste Disposal Auth.
    Environmental Fac., Amoco Oil
      VRDN (Currently 4.10%)             5,000      5,000

Harris County, Toll Road
      8.70%, 8/15/17
      (Prerefunded 8/15/97!)               410        428

Houston, Water and Sewer
      8.00%, 12/1/07
      (Prerefunded 12/1/97!)               100        104

Houston Airport, TECP
      3.45 - 3.625%, 5/22 - 6/9/97 *     4,000      4,000

Matagorda County, Houston Lighting
     and Power
      VRDN (Currently 3.90%)
         (AMBAC Insured)                 1,300      1,300

Texas, GO

      6.00%, 10/1/97                       100        101

      TRAN, 4.75%, 8/29/97               4,850      4,865

Texas PFA, GO, 5.00%, 10/1/97              100        100

Univ. of Texas, Permanent Univ.
    Fund, 6.70%, 7/1/97                    100        101

Total Texas (Cost  $16,198)                        16,198

UTAH  5.7%

Intermountain Power Agency
      8.625%, 7/1/21 (Prerefunded
         7/1/97!)                          465        478

Salt Lake County
    Kennecott / RTZ Corp., Solid
      Waste Disposal
         VRDN (Currently 4.65%) *        4,900      4,900

Utah Board of Regents, Student Loan
      VRDN (Currently 4.60%)
      (AMBAC Insured) *                $ 1,000   $  1,000

Total Utah (Cost  $6,378)                           6,378

VIRGINIA  12.8%

Capital Region Airport Commission
    Richmond Int'l. Airport
      VRDN (Currently 4.60%)
      (AMBAC Insured) *                  3,000      3,000

Chesterfield County, GO, 5.05%,
    1/1/98                                 640        646

Hampton IDA, Sentara Health,
    5.00%, 11/1/97                         400        403

Harrisonburg Redev. and Housing Auth.
    Mallside Forest Apartments
      4.625%, 7/17/97
         (Escrowed to Maturity) *        5,000      5,000

Norfolk, GO, 6.55%, 6/1/98
    (Prerefunded 6/1/97!)                  100        102

Richmond Public Utilities
      8.00%, 1/15/18
         (Prerefunded 1/15/98!)             75         78

Richmond Redev. and Housing Auth., Richmeade
      4.625%, 5/29/97
         (Escrowed to Maturity) *        4,550      4,550

Virginia HDA

      5.60%, 7/1/97 *                      250        251

    Commonwealth Mortgage, 3.80%, 7/1/97         250        250

Total Virginia (Cost  $14,280)                     14,280

WASHINGTON  1.9%

Seattle, Sewer, 7.375%, 1/1/30
      (AMBAC Insured)
      (Prerefunded 1/1/98!)                315        329

Washington, GO

      3.90%, 8/1/97                        350        350

      4.00%, 7/1/97                         90         90

      5.50%, 7/1/97                        225        226

      8.70%, 10/1/00
      (Prerefunded 10/1/97!)               335        342

    Motor Vehicle Fuel Tax

      3.90%, 9/1/97                    $   250   $    250

      8.40%, 9/1/97                        550        558

Total Washington (Cost  $2,145)                     2,145

WISCONSIN  0.7%

New Berlin, GO, 5.40%, 12/1/97              50         50

Wisconsin, GO

      4.55%, 5/1/97                        100        100

      5.00%, 5/1/97                        125        125

      5.75%, 5/1/97                        500        500

Total Wisconsin (Cost  $775)                          775

Total Investments in Securities

101.5% of Net Assets (Cost
    $113,396)                                    $113,396

Other Assets Less Liabilities                      (1,652)

NET ASSETS                                       $111,744
                                                _________
Net Assets Consist of:

Paid-in-capital applicable to
    111,743,157 shares of
    $0.0001 par value capital
    stock outstanding;
    1,000,000,000 shares of
    the Corporation authorized                    111,744

NET ASSETS                                       $111,744
                                                _________

NET ASSET VALUE PER SHARE                        $   1.00
                                                _________


      *  Interest subject to alternative minimum tax
      !  Used in determining portfolio maturity
  AMBAC  AMBAC Indemnity Corp.
    COP  Certificates of Participation
    DOT  Department of Transportation
   FGIC  Financial Guaranty Insurance Company
     GO  General Obligation
    HDA  Housing Development Authority
  HHEFA  Health & Higher Educational Facility Authority

    IDA  Industrial Development Authority
   MBIA  Municipal Bond Investors Assurance Corp.
    PCR  Pollution Control Revenue
    PFA  Public Facility Authority
    RAN  Revenue Anticipation Note
    TAN  Tax Anticipation Note
   TECP  Tax-Exempt Commercial Paper
   TRAN  Tax Revenue Anticipation Note
   VRDN  Variable Rate Demand Note

T. Rowe Price Summit Municipal Intermediate Fund

Unaudited

April 30, 1997

Statement of Net Assets

                                       Par          Value
                                         In thousands

ALABAMA  1.5%
Birmingham Airport Auth.,
    7.35%, 7/1/04 (AMBAC
      Insured) *                       $   500    $   540

Total Alabama (Cost  $526)                            540

CALIFORNIA  4.2%

California Public Works Board,
    Dept. of Corrections
      6.00%, 11/1/05
         (MBIA Insured)                    250        267

Foothill / Eastern Transportation
    Corridor Agency
      Toll Road, Zero Coupon,
         1/1/05                            350        228

Pomona Unified School Dist., GO
      6.15%, 8/1/15 (MBIA Insured)         700        745

Upland, San Antonio Community
    Hosp., COP, 5.75%, 1/1/07              300        304

Total California (Cost  $1,498)                     1,544

COLORADO  1.4%

Denver City and County Airport
      6.75%, 11/15/22
         (MBIA Insured) *                 500         534

Total Colorado (Cost  $529)                           534

DISTRICT OF COLUMBIA  1.4%

Washington D.C. Metropolitan
    Airport Auth.
      6.625%, 10/1/12
       (MBIA Insured) *                    500        533

Total District of Columbia
    (Cost  $543)                                      533

FLORIDA  6.6%

Dade County, Resource Recovery Fac.
      6.00%, 10/1/06 (AMBAC
         Insured) *                        500        527

Dade County School Board, COP
      5.75%, 5/1/08 (MBIA Insured)         365        375

Florida Division of Bond Fin.
    Dept. of Environmental
      Preservation
         6.00%, 7/1/06 (MBIA Insured)      500        533

Indian Trace Community Dev. Dist.
    Water Management
      5.50%, 5/1/07 (MBIA
         Insured)                      $   500    $   513

Leesburg, Leesburg Regional
    Medical Center, 5.20%, 7/1/02          500        500

Total Florida (Cost  $2,406)                        2,448

GEORGIA  1.1%

Coweta County Residential Care
    Fac. for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree
      City
         7.625%, 10/1/06                   400        403

Total Georgia (Cost  $400)                            403

HAWAII  2.3%

Hawaii
    Airport

      7.50%, 7/1/20 (FGIC Insured) *       300        326

      6.70%, 7/1/05 (MBIA Insured) *       500        541

Total Hawaii (Cost  $845)                             867

ILLINOIS  4.0%

Chicago, GO, 5.75%, 1/1/05
    (AMBAC Insured)                        660        685

Chicago-O'Hare Int'l. Airport
    Int'l. Terminal

      7.50%, 1/1/05 (MBIA Insured)
         (Prerefunded 1/1/00!) *           130        141

      7.50%, 1/1/05 (MBIA Insured) *       280        302

Illinois HFA
    Glen Oaks Medical Center
      9.50%, 11/15/15                       75         84

    Hinsdale Hosp., 7.00%, 11/15/19        260        272

Total Illinois (Cost  $1,472)                       1,484

KANSAS  0.3%

Butler County, Solid Waste Disposal
     Fac., Texaco
      VRDN (Currently 4.15%) *             100        100

Total Kansas (Cost  $100)                             100

KENTUCKY  3.8%

Carroll County, Solid Waste Disposal Fac.
    Kentucky Utilities
      VRDN (Currently 4.15%) *         $ 1,000    $ 1,000

Kentucky Property and Buildings
     Commission,
         6.40%, 11/1/01                    390        415

Total Kentucky (Cost  $1,416)                       1,415

LOUISIANA  10.1%

Louisiana, GO, 6.50%, 4/15/06 (FGIC
    Insured)                             1,325      1,452

Plaquemines Parish, The British
    Petroleum Co.
      VRDN (Currently 4.15%) *             400        400

Saint Charles Parish, PCR, Shell Oil
      VRDN (Currently 4.10%) *           1,900      1,900

Total Louisiana (Cost  $3,754)                      3,752

MARYLAND  9.3%

Maryland Energy Fin. Administration
    Wheelabrator Water Technologies
      5.85%, 12/1/05 *                   1,000      1,018

Maryland HHEFA
    Good Samaritan Hosp., 5.50%,
      7/1/05                             1,000      1,014

    Univ. of Maryland Medical System
      6.50%, 7/1/21 (FGIC Insured)
         (Prerefunded 7/1/01!)             750        800

Northeast Maryland Waste Disposal
    Auth.
      Southwest Resource Recovery Fac.
         7.10%, 1/1/03 (MBIA Insured)      550        603

Total Maryland (Cost  $3,395)                       3,435

MASSACHUSETTS  1.1%

Massachusetts, GO, 6.30%, 11/1/05
    (FGIC Insured)                         250        271

Massachusetts Port Auth., 7.375%,
    7/1/10 (FGIC Insured) *                135        146

Total Massachusetts (Cost  $394)                      417

MICHIGAN  2.9%

Greater Detroit Resource
    Recovery Auth.
      6.25%, 12/13/05 (AMBAC
         Insured)                      $ 1,000    $ 1,076

Total Michigan (Cost  $1,069)                       1,076

MISSISSIPPI  0.9%

Claiborne County, PCR, Systems
    Energy Resources
      9.875%, 12/1/14                      300        328

Total Mississippi (Cost  $326)                        328

NEW HAMPSHIRE  1.4%

New Hampshire Housing Fin. Auth.
    Single Family

      5.90%, 1/1/01 *                      115        118

      5.90%, 7/1/01 *                      115        118

      6.00%, 7/1/02 *                      125        129

      6.10%, 1/1/03 *                      130        134

Total New Hampshire (Cost  $485)                      499

NEW YORK  12.1%

Dormitory Auth. of the State of New York

    City Univ., 6.875%, 7/1/14
      (MBIA Insured)                       350        385

    Mental Health Services Fac.,
      6.00%, 2/15/06                     1,500      1,544

    Nyack Hosp., 6.00%, 7/1/06             250        250

    State Univ. Ed. Fac., 7.40%,
      5/15/01                              150        161

Nassau County IDA, Hofstra Univ.,
    6.70%, 1/1/09                          250        275

New York State Environmental Fac.
    Corp., PCR

    Water Revolving Fund, 6.875%,
      6/15/10                              500        539

New York State Housing Fin. Agency
    Service Contract Obligation,
      5.85%, 9/15/09                       300        299

New York State Mortgage Agency
    Homeownership Mortgage, 5.80%,
      10/1/06 *                            500        511

Port Auth. of New York and New
    Jersey
      6.50%, 10/1/01 *                     500        515

Total New York (Cost  $4,381)          4,479

OHIO  0.7%

Fairfield Economic Dev. Auth.,
    Beverly Enterprises
      8.50%, 1/1/03                    $   250    $   270

Total Ohio (Cost  $268)                               270


PENNSYLVANIA  5.3%

Pennsylvania, GO

      5.125%, 9/15/03
         (AMBAC Insured)                 1,000      1,009

      5.375%, 11/15/03
         (FGIC Insured)                    500        511

Pennsylvania Intergovernmental
    Cooperative Auth.
      Special Tax, 7.00%, 6/15/04
         (FGIC Insured)
         (Escrowed to Maturity)            400        448

Total Pennsylvania (Cost  $1,964)                   1,968

PUERTO RICO  2.8%

Puerto Rico Commonwealth, GO

      5.50%, 7/1/06 (MBIA Insured)       1,000      1,031

Total Puerto Rico (Cost  $1,022)                    1,031

SOUTH CAROLINA  6.5%

Orangeburg County, South Carolina
    Electric and Gas
      VRDN (Currently 4.05%) *             400        400

South Carolina Public Service Auth.

      6.50%, 7/1/24 (AMBAC Insured)
      (Prerefunded 7/01/02!)               495        540

      6.25%, 1/1/05 (MBIA Insured)       1,350      1,455

Total South Carolina (Cost  $2,358)                 2,395

TENNESSEE  0.6%

Memphis-Shelby County Airport Auth.

      6.25%, 2/15/11 (MBIA Insured) *      200        206

Total Tennessee (Cost  $209)                          206

TEXAS  7.4%

Austin Airport, 5.75%, 11/15/08
    (MBIA Insured) *                   $   500    $   512

Brazos Higher Ed. Auth., Student
    Loan, 5.95%, 6/1/02 *                  500        520

Gulf Coast IDA, Marine Terminal,
    Amoco Oil
      VRDN (Currently 4.10%) *             300        300

Gulf Coast Waste Disposal Auth.,
    PCR, Amoco Oil
      VRDN (Currently 4.10%) *             300        300

Harris County, Toll Road
      6.50%, 8/15/17 (AMBAC Insured)
      (Prerefunded 8/15/02!)               750        819

Houston, Water and Sewer
      7.00%, 12/1/03
      (AMBAC Insured)                      270        300

Total Texas (Cost  $2,665)                          2,751

VIRGINIA  9.8%

Alexandria IDA, Ogden Martin
      VRDN (Currently 4.15%) *             200        200

Leesburg, Utility Systems, 6.10%,
    7/1/07 (MBIA Insured)                  500        528

Upper Occoquan Sewage Auth.
      6.00%, 7/1/06 (MBIA Insured)       1,445      1,538

Virginia HDA

      5.75%, 7/1/99 *                      500        511

      6.125%, 1/1/99 *                      50         51

      6.50%, 7/1/03 *                      250        262

Virginia Transportation Board
    Northern Virginia Transportation
      Dist.
         5.80%, 5/15/04                    500        523

Total Virginia (Cost  $3,565)                       3,613

WASHINGTON  1.4%

Washington Public Power Supply
    System
      6.30%, 7/1/01 (FSA Insured)          500        525

Total Washington (Cost  $522)                         525

Total Investments in Securities
    98.9% of Net Assets (Cost
      $36,112)                                    $36,613

Other Assets Less Liabilities                         399

NET ASSETS                                        $37,012
                                                 ________

Net Assets Consist of:

Accumulated net realized gain/
    loss - net of distributions                       (88)

Net unrealized gain (loss)                            501

Paid-in-capital applicable
    to 3,641,058 shares of
    $0.0001 par value capital
    stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                         36,599

NET ASSETS                                        $37,012
                                                 ________

NET ASSET VALUE PER SHARE                         $ 10.17
                                                 ________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   COP   Certificates of Participation
  FGIC   Financial Guaranty Insurance Company
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   HDA   Housing Development Authority
   HFA   Health Facility Authority
 HHEFA   Health & Higher Educational Facility Authority
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund
Unaudited

April 30, 1997

Statement of Net Assets
                                           Par      Value
                                            In thousands
ALABAMA  2.7%

Baldwin County, Eastern Shore
    Health Care Auth.
      Thomas Hosp., 6.75%, 4/1/21      $   200    $   206

Jefferson County, Sewer, 5.625%,
    2/1/22
      (FGIC Insured)                       250        242

Mobile IDB, Mobile Energy, 6.95%,
    1/1/20                                 100        106

Total Alabama (Cost  $542)                            554

ALASKA  1.1%

Alaska Housing Fin. Corp., Capital
    Appreciation
      General Mortgage
      Zero Coupon, 12/1/17
      (MBIA Insured)                       750        214

Total Alaska (Cost  $215)                             214

CALIFORNIA  8.1%

California, GO, 5.25%, 10/1/18
    (FGIC Insured)                         500        472

Foothill / Eastern Transportation
    Corridor Agency
      Toll Road, Zero Coupon, 1/1/26       500         80

Long Beach Harbor, 5.25%, 5/15/25
     (MBIA Insured) *                      250        228

Los Angeles County, Public Works
    Fin. Auth.
      5.50%, 10/1/18 (FSA Insured)         145        142

Placentia PFA, Special Tax,
    6.60%, 9/1/15                          100         99

Pomona Unified School Dist., GO
    6.15%, 8/1/15 (MBIA Insured)           145        154

Saddleback Valley Unified School
    Dist., PFA
    Special Tax, Capital Appreciation
      Zero Coupon, 9/1/18
         (FSA Insured)                     500        143

Santa Ana Housing Auth., Villa Del
    Sol Apartments
      5.65%, 11/1/21 *                     300        305

Total California (Cost  $1,609)                     1,623

DISTRICT OF COLUMBIA  0.5%

Washington D.C. Metropolitan
    Airport Auth.
      8.10%, 10/1/08 (BIGI Insured) *      100        107

Total District of Columbia (Cost
     $105)                                            107

GEORGIA  3.5%

Coweta County Residential Care Fac.
    for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree
    City
      8.20%, 10/1/16                   $   215    $   217

Georgia Housing Fin. Auth.,
    Single Family
      6.45%, 12/1/27 *                     250        256

Rockdale County Dev. Auth., Solid
    Waste Disposal
      Visy Paper, 7.50%, 1/1/26 *          225        232

Total Georgia (Cost  $690)                            705

IDAHO  0.5%

Idaho Housing Agency, Single Family
    6.60%, 7/1/27 (FHA Guaranteed) *       100        103

Total Idaho (Cost  $100)                              103


ILLINOIS  8.6%
Chicago, GO, 5.50%, 1/1/18 (AMBAC
    Insured)                               250        241

Chicago - O'Hare Int'l. Airport,
    Int'l. Terminal
      7.50%, 1/1/17 (MBIA Insured) *        85         92

Chicago Board of Ed., Chicago
    School Reform Board
      GO, 5.75%, 12/1/20 (AMBAC
         Insured)                          300        294

Illinois HFA
    Community Hosp. of Ottawa, 6.85%,
      8/15/24                              200        208

    Glen Oaks Medical Center

      7.00%, 11/15/19                      145        151

      9.50%, 11/15/15                       75         85

    Highland Park Hosp.
      5.75%, 10/1/17 (MBIA Insured)        140        137

    Holy Cross Hosp., 6.70%, 3/1/14        300        309

Village of Carol Stream, DuPage County
    Windsor Park Manor, 7.20%, 12/1/14     200        200

Total Illinois (Cost  $1,684)                       1,717

INDIANA  2.3%

Indiana State Office Building Commission
    Correctional Fac.
      5.50%, 7/1/20 (AMBAC
         Insured)                      $   500    $   473

Total Indiana (Cost  $473)                            473

KENTUCKY  1.5%

Carroll County, Solid Waste Disposal Fac.
    Kentucky Utilities
      VRDN (Currently 4.15%) *             200        200

Kenton County Airport Board,
    Delta Airlines
      7.50%, 2/1/20 *                      100        107

Total Kentucky (Cost  $300)                           307

LOUISIANA  5.0%

Lake Charles Harbor and Terminal
    Dist., PCR
      Conoco, VRDN (Currently
      4.15%) *                             900        900

Saint Charles Parish, PCR, Shell Oil
    VRDN (Currently 4.10%) *               100        100

Total Louisiana (Cost  $1,000)                      1,000

MARYLAND  1.7%

Maryland CDA
    Single Family

      7.25%, 4/1/19 *                      140        147

      7.375%, 4/1/26 *                      90         93

Maryland Energy Fin. Administration
    Wheelabrator Water Technologies
      6.45%, 12/1/16                       100        104

Total Maryland (Cost  $333)                           344

MASSACHUSETTS  2.3%

Massachusetts HEFA
    Melrose Wakefield Healthcare
      5.375%, 7/1/05                   $   350    $   343

Massachusetts Port Auth., 7.125%,
    7/1/12                                 110        111

Total Massachusetts (Cost  $459)                      454

MICHIGAN  1.9%

Michigan Hosp. Fin. Auth., Henry
    Ford Hosp.
      5.25%, 11/15/20                      300        278

Univ. of Michigan, Medical Service
    Plan
      VRDN (Currently 4.00%)               100        100

Total Michigan (Cost  $383)                           378

MISSISSIPPI  2.8%

Claiborne County, PCR, Systems
    Energy Resources
      7.30%, 5/1/25                        150        157

Jackson County Industrial Sewage Fac.
    Chevron USA, VRDN (Currently
      4.10%)                               300        300

Warren County, PCR, Mississippi
    Power and Light
      7.00%, 4/1/22                        100        106

Total Mississippi (Cost  $550)                        563

NEVADA  2.3%

Clark County Airport Fac.,
    McCarren Int'l. Airport
      6.00%, 7/1/17 (MBIA Insured) *       250        253

Clark County, IDR, Southwest Gas
      6.50%, 12/1/33 *                     200        201

Total Nevada (Cost  $429)                             454

NEW HAMPSHIRE  1.0%

New Hampshire Housing Fin. Auth.
    Single Family, 6.85%, 7/1/14 *     $   200    $   208

Total New Hampshire (Cost  $200)                      208

NEW JERSEY  8.1%

New Jersey HFFA
    Columbus Hosp., 7.50%, 7/1/21          350        369

    Irvington General Hosp.
      5.875%, 8/1/06 (FHA Guaranteed)      200        205

    Raritan Bay Medical Center,
      7.25%, 7/1/27                        200        208

New Jersey Housing and Mortgage
    Fin. Agency
      Home Buyer, 6.35%, 10/1/27
      (MBIA Insured) *                     250        255

New Jersey Sports and Exposition Auth.
    Monmouth Park, 8.00%, 1/1/25           100        110

New Jersey Wastewater Treatment
    Trust, 6.375%, 4/1/11                  200        213

Rutgers, The State Univ., 6.35%,
    5/1/06                                 250        268

Total New Jersey (Cost  $1,552)                     1,628

NEW MEXICO  1.7%

Farmington, PCR
    Public Service Co. of New Mexico

      6.30%, 12/1/16                       200        198

      6.375%, 4/1/22                       150        149

Total New Mexico (Cost  $350)                         347

NEW YORK  15.9%

Dormitory Auth. of the State of New York
    Mental Health Services Fac.
      5.50%, 8/15/17                       300        281

    Nyack Hosp., 6.00%, 7/1/06             250        250

Erie County Water Auth.
      Zero Coupon, 12/1/17
      (AMBAC Insured)                      550        126

Metropolitan Transportation Auth.,
    Commuter Fac.
      5.625%, 7/1/27 (MBIA Insured)    $   115    $   112

Nassau County IDA, Hofstra Univ.,
    6.80%, 1/1/11                          290        318

New York City, GO

      5.875%, 8/1/24                       200        191

      6.25%, 8/1/09                        350        359

New York City Municipal Water
    Fin. Auth.
      Water and Sewer

         6.00%, 6/15/09                    200        212

         5.00%, 6/15/17 (FGIC Insured)     100         90

New York State Energy Research
    and Dev. Auth.
      PCR, New York Electric and Gas
         6.15%, 7/1/26 (MBIA
         Insured) *                        200        202

New York State Environmental Fac.
    Corp.
      PCR, State Water Revolving Fund
         6.90%, 11/15/15                   200        225

New York State Mortgage Agency
    Homeowner Mortgage

      6.45%, 10/1/17                       100        105

      6.625%, 4/1/25 *                     100        103

      7.50%, 4/1/26 *                      250        268

New York State Urban Dev. Corp.,
    State Fac., 5.60%, 4/1/15              150        145

Port Auth. of New York and New Jersey
    6.50%, 10/1/01 *                       200        206

Total New York (Cost  $3,079)                       3,193

OHIO  3.5%

Akron, Municipal Baseball Stadium,
    COP, STEP
      Zero Coupon, 12/1/16                 300        227

Dayton Special Fac., Emery
    Air Freight
      6.05%, 10/1/09                       250        254

Fairfield Economic Dev. Auth.,
    Beverly Enterprises
      8.50%, 1/1/03                        100        108

Ohio Water Dev. Auth., PCR,
    Toledo Edison
      8.00%, 10/1/23 *                     100        108

Total Ohio (Cost  $677)                               697

OKLAHOMA  0.8%

Tulsa Municipal Airport, American
    Airlines
      7.375%, 12/1/20 *                $   150    $   159

Total Oklahoma (Cost  $148)                           159

PENNSYLVANIA  0.9%

Erie County IDA, Beverly Enterprises
    6.625%, 5/1/02                         100        101

Philadelphia Airport Auth., 6.10%,
    6/15/25
      (AMBAC Insured) *                     75         75

Total Pennsylvania (Cost  $170)                       176

PUERTO RICO  1.2%

Puerto Rico Highway and
    Transportation Auth.
      5.50%, 7/1/15                        250        244

Total Puerto Rico (Cost  $236)                        244

SOUTH CAROLINA  1.0%

South Carolina Public Service Auth.
    6.25%, 1/1/22 (AMBAC Insured)          200        207

Total South Carolina (Cost  $202)                     207

SOUTH DAKOTA  1.0%

South Dakota HDA, Homeownership,
    6.65%, 5/1/14                          185        193

Total South Dakota (Cost  $185)                       193

TENNESSEE  1.5%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA
      Insured) *  **                       100        103

Metropolitan Gov't. of Nashville
    and Davidson Counties
      Health and Ed. Fac. Board,
      Mur-Ci Homes
         7.75%, 12/1/26                    200        195

Total Tennessee (Cost  $299)                          298

TEXAS  3.0%

Amarillo Health Fac. Corp., Sears
    Panhandle Retirement
      7.75%, 8/15/26                   $   200    $   201

Harris County, Toll Road
    6.375%, 8/15/24 (MBIA Insured)         250        262

Texas, Veterans Housing Assistance,
    GO, 6.25%, 12/1/15                     130        132

Total Texas (Cost  $562)                              595

UTAH  3.5%

Intermountain Power Agency
    Power Supply

      5.75%, 7/1/16 (MBIA Insured)         500        497

      5.75%, 7/1/19 (MBIA Insured)         200        197

Total Utah (Cost  $679)                               694

VIRGINIA  7.5%

Alexandria IDA, Ogden Martin
    VRDN (Currently 4.15%) *               200        200

Fredericksburg IDA, Medicorp Health
    5.25%, 6/15/23 (AMBAC Insured)         500        463

Henrico County IDA, Bon Secours Health
    6.25%, 8/15/20 (MBIA Insured)          200        216

Peninsula Port Auth., Riverside Health
    6.625%, 7/1/18                         200        210

Virginia Ed. Loan Auth., Student Loan
    5.55%, 9/1/10
      (Prerefunded 3/1/06!) *               55         56
Virginia HDA

    6.50%, 5/1/13 *                        100        104

    6.60%, 7/1/20 *                        250        257

Total Virginia (Cost  $1,489)                       1,506

WASHINGTON  2.3%

Chelan County Public Utility Dist. No. 1
    Columbia River-Rock Hydroelectric
      Zero Coupon, 6/1/18
      (MBIA Insured)                   $   585    $   167

Tacoma, Solid Waste Utilities
    5.50%, 12/1/17 (AMBAC Insured)         300        291

Total Washington (Cost  $454)                         458

WISCONSIN  5.6%

Wisconsin HEFA
    National Regency of New Berlin,
      8.00%, 8/15/25
200   205

    Sinai Samaritan Medical Center
      5.875%, 8/15/26 (MBIA Insured)       200        198

    Waukesha Memorial Hosp.
      5.25%, 8/15/19 (AMBAC Insured)       300        276

Wisconsin Housing and Economic Dev. Auth.
    Homeownership

      6.20%, 3/1/27 *                      200        201

      6.45%, 9/1/27 *                      250        255

Total Wisconsin (Cost  $1,112)                      1,135

Total Investments in Securities
    103.3% of Net Assets (Cost
      $20,266)                                    $20,734

Futures Contracts

In thousands

                                Contract  Unrealized
                   Expiration      Value Gain (Loss)
                  ___________  _________ ___________

Short, 6 Muni-
cipal Bond
Index contracts,
$600,000 of
Municipal bonds
pledged as
initial margin           6/97 $ (686,250)  $    (8)

Net payments
(receipts) of
variation
margin to date                                    6

Variation margin
receivable
(payable) on open
futures contracts                                      (2)

Other Assets Less Liabilities              (670)

NET ASSETS                                        $20,062
                                                  _______

Net Assets Consist of:

Accumulated net realized
gain/loss - net of
distributions                                        (108)

Net unrealized gain (loss)                            460

Paid-in-capital applicable to
2,013,447 shares of
$0.0001 par value capital
stock outstanding;
1,000,000,000 shares of the
Corporation authorized                             19,710

NET ASSETS                                        $20,062
                                                 ________

NET ASSETS Value per share                        $  9.96
                                                 ________


     *   Interest subject to alternative minimum tax
    **   When-issued security
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
  BIGI   Bond Investors Guaranty Insurance
   CDA   Community Development Administration
   COP   Certificates of Participation
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   HDA   Housing Development Authority
  HEFA   Health & Educational Facility Authority
   HFA   Health Facility Authority
  HFFA   Health Facility Financing Authority
   IDA   Industrial Development Authority
   IDB   Industrial Development Bond
   IDR   Industrial Development Revenue
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
   PFA   Public Facility Authority
  STEP Stepped coupon bond for which the interest rate will adjust on specified future date(s)
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds
Unaudited

Statement of Operations
In thousands

                                         Inter-
                                Money   mediate    Income
                          Market Fund      Fund      Fund

                             6 Months  6 Months  6 Months
                                Ended     Ended     Ended
                              4/30/97   4/30/97   4/30/97

Investment Income

Income
Interest income               $ 1,897   $   849   $   517

Expenses

Investment management
and administrative                234        80        43

Net investment income           1,663       769       474

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                      -        82       112
    Futures                         -        (1)      (12)

    Net realized gain (loss)        -        81       100

Change in net unrealized
    gain or loss

    Securities                      -      (293)     (127)

    Futures                         -         -         7

    Change in net unrealized
      gain or loss                  -      (293)     (120)

Net realized and unrealized
    gain (loss)                     -      (212)      (20)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS        $ 1,663   $   557   $   454
                             ____________________________

Statement of Changes in Net Assets
In thousands


                           Money Market        Intermediate
                                   Fund                Fund
                     6 Months      Year  6 Months      Year
                        Ended     Ended     Ended     Ended
                      4/30/97  10/31/96   4/30/97  10/31/96

Increase (Decrease) in Net Assets

Operations
  Net investment
  income $         1,663    $  2,721  $  769    $  1,219
  Net realized
  gain (loss)               -         1        81       160
  Change in net
  unrealized
  gain or loss              -       (12)     (293)      (32)
  Increase (decrease)
  in net assets
  from operations       1,663     2,710       557     1,347
Distributions to
  shareholders
  Net investment
  income           (1,663)     (2,721)   (769)     (1,219)

Capital share
  transactions*
  Shares sold          80,121   126,457    11,262    12,096
  Distributions
  reinvested            1,519     2,457       515       765
Shares redeemed       (66,160) (110,597)   (3,728)   (5,959)
Increase (decrease)
  in net assets
  from capital
  share
  transactions         15,480    18,317     8,049     6,902
Net Assets

Increase (decrease)
during period          15,480    18,306     7,837     7,030

Beginning of
  period           96,264      77,958    29,175    22,145

End of period      $  111,744  $ 96,264  $ 37,012  $ 29,175
                   ________________________________________

*Share information

  Shares sold          80,121   126,457     1,100     1,188
  Distributions
     reinvested         1,519     2,457        50        76
  Shares redeemed     (66,160) (110,597)     (364)     (587)
  Increase (decrease)
     in shares
     outstanding       15,480    18,317       786       677


                                      Income Fund
                               6 Months      Year
                                  Ended     Ended
                                4/30/97  10/31/96

Increase (Decrease) in Net Assets

Operations

  Net investment income        $    474  $    749
  Net realized gain (loss)          100       101
  Change in net unrealized
     gain or loss                  (120)       90

  Increase (decrease) in
  net assets from operations   454       940

Distributions to shareholders
  Net investment income            (474)     (749)

Capital share transactions*
  Shares sold                     6,355     8,604
  Distributions reinvested          242       351
  Shares redeemed                (2,424)   (4,345)

  Increase (decrease) in
  net assets from capital
  share transactions           4,173     4,610

Net Assets

Increase (decrease)
during period                     4,153     4,801
Beginning of period            15,909    11,108

End of period                  $ 20,062  $ 15,909
                               __________________

*Share information
  Shares sold                       637       872
  Distributions reinvested           24        36
  Shares redeemed                  (243)     (442)

  Increase (decrease)
  in shares outstanding             418       466



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds

Unaudited

April 30, 1997

T. Rowe Price Summit Municipal Funds

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Municipal Money Market Fund (the Money Market Fund), the Summit Municipal Intermediate Fund (the Intermediate Fund) and the Summit Municipal Income Fund (the Income Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Market Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Market Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts At April 30, 1997, the Income Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended April 30, 1997, were as follows:

                                 Intermediate        Income
                                         Fund          Fund

Purchases$                      11,732,000  $  6,577,000
Sales                               7,644,000     3,541,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Intermediate Fund has unused realized capital loss carryforwards for federal income tax purposes of $169,000, which expires in 2002. The Income Fund has unused realized capital loss carryforwards for federal income tax purposes of $224,000, of which $213,000 expires in 2002, and $11,000 in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 1997, the aggregate costs of investments for the Money Market, Intermediate, and Income Funds for federal income tax and financial reporting purposes were $113,396,000, $36,112,000, and $20,266,000, respectively. For the Money Market Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain (loss) on investments was as follows:

                                 Intermediate        Income
                                         Fund          Fund

Appreciated investments         $     559,000  $    511,000
Depreciated investments               (58,000)      (43,000)

Net unrealized gain (loss)      $     501,000  $    468,000
                                ___________________________

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $21,000 and $1,000 were payable at April 30, 1997 by the Money Market and Intermediate Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Market Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.
Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.
Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals,and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Summit Municipal Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

CO9-051  4/30/97


Chart 1 - Municipal Bond and Note Yields chart showing yields on 30- year AAA GO, five-year AAA GO, and one-year Moody's Investment Grade 1 Note, 4/30/96 to 4/30/97

Chart 2 - Quality Diversification pie chart for SumMuni Income showing AAA 2%, AA 51%, A 16%, BBB 19%, BB 9%, B and Below 3%

Chart 3 - SumMuni Money Market Fund SEC chart showing the cumulative growth of $10,000 invested in the Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 4 - SumMuni Intermediate Fund SEC chart showing the cumulative growth of $10,000 invested in the Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 5 - SumMuni Income Fund SEC chart showing the cumulative growth of $10,000 invested in the Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.